The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Bond Fund

and

Transamerica Premier Cash Reserve Fund

Supplement dated October 14, 2004 to Prospectus dated May 1, 2004, as previously supplemented.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TO REQUEST ADDITIONAL COPIES OF THE PROSPECTUS, PLEASE CALL 1-800-892-7587.

For Class A Fund Shares

The following explains the Consolidation of Class A and Investor Class Shares:

In an effort to reduce overall expenses, the Board of Directors on September 29, 2004 approved a tax-free merger of Class A shares into Investor Class shares for individual accounts in the following funds: Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Core Equity Fund, Transamerica Premier Balanced Fund, and Transamerica Premier Bond Fund.

The Board of Directors also approved the merger of Class A shares into Investor Class shares for all accounts in the following funds: Transamerica Premier High Yield Bond Fund, Transamerica Premier Index Fund, and Transamerica Premier Cash Reserve Fund.

As a result of the Board’s actions, your Class A shares are scheduled to convert into Investor Class shares as of the close of business on October 26, 2004. The aggregate value of your Investor Class shares will equal the aggregate value of your Class A shares as of the close of business on that date.

Your Investor Class shares will not be subject to a contingent deferred sales charge, and the Investor Class 12b-1 distribution fees will be lower than that of your Class A shares. In addition, the Board of Directors at the September 29th meeting approved the lowering of the expense cap by 0.35% for the Transamerica Premier Equity, Transamerica Premier Core Equity, and Transamerica Premier Balanced Funds.

Note: No new Class A individual accounts may be established in the Transamerica Premier Funds on or after October 19, 2004.

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